UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 27, 2025

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	001-08675	81-0305822
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4438 W. Lovers Lane, Unit 100, Dallas, TX	75209
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (406) 606-4117

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 27, 2025, United States Antimony Corporation, or the Registrant, received notification from NYSE Texas, Inc. (the “NYSE Texas” or the “Exchange”) that NYSE Texas has authorized the Registrant for listing on NYSE Texas. It is anticipated that the Registrant’s common stock, $0.01 par value per share, will commence trading on the Exchange on Tuesday, July 1, 2025.

Further, on July 1, 2025, United States Antimony Corporation ("USAC," "US Antimony," the "Company"), (NYSE:UAMY), issued a press release announcing its official listing on the NYSE Texas Exchange, effective Tuesday, July 1, 2025.

USAC will maintain its primary listing on the NYSE American Stock Exchange and trade with the same “UAMY” ticker symbol on the NYSE Texas.

A copy of this press release is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

The foregoing disclosure is qualified in its entirety by the full text of the Press Release.

The information in this Item 8.01, including the exhibit attached hereto, of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by United States Antimony Corporation dated July 1, 2025 announcing its Dual Listing on NYSE Texas Exchange

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Dated: July 1, 2025	By:	/s/ Gary C. Evans
Gary C. Evans
Chairman and CEO

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